UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2018, the board of directors (the “Board”) of Rodin Global Property Trust, Inc. (the “Company”) approved the renewal of the amended and restated advisory agreement (the “Advisory Agreement”), dated June 29, 2018, by and among the Company, Rodin Global Property Trust Operating Partnership, L.P., Rodin Global Property Advisors, LLC (the “Advisor”), Cantor Fitzgerald Investors, LLC and Rodin Global Property Trust OP Holdings, LLC. The Advisory Agreement was renewed for an additional one-year term commencing on June 29, 2019, upon terms identical to those in effect, through June 29, 2020. Pursuant to the Advisory Agreement, the Advisor will continue to manage our day-to-day operations and our portfolio of income-producing commercial properties and other real estate-related assets, subject to the Board’s supervision.

The foregoing description of the Advisory Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2018, which agreement is incorporated by reference into this Item 1.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 of this Current Report of Form 8-K with respect to the amendment of the Company’s Second Articles of Amendment and Restatement (the “Charter”) is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2018, the Company held its annual meeting of stockholders (the “Annual Meeting”). The following matters were voted upon at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The approval of to amend two provisions of the Charter to comply with a request from a state securities administrator; and

(3)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

As of April 15, 2019, the record date, 4,108,813 shares of common stock were outstanding. A summary of the matters voted upon by the stockholders is set forth below:

Proposal 1 – Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	2,101,361	70,497	0
Steven Bisgay	2,105,714	66,144	0
Arthur F. Backal	2,101,361	70,497	0
John M. Matteson	2,104,981	66,877	0
Dean Palin	2,102,581	69,277	0

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Approval of an Amendment to the Charter

For	Against	Abstain	Broker Non-Votes
2,096,670	6,916	68,272	0

Stockholders approved the proposal to amend two provisions of the Charter to comply with a request from a state securities administrator.

On July 1, 2019 the Company caused the amendment to the Charter to be filed with the State Department of Assessments and Taxation of Maryland. As approved and adopted, the amendment to the Charter amends (i) Section 5.2.4 to delete the reference to the “express terms of any series of preferred shares” and (ii) Section 11.2 to remove the reference to “subject to the provisions of any class or series of shares then outstanding.”

The above description of the amendment to the Charter contained in this Item 5.07 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Articles of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.07.

Proposal 3 – Ratification of the Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Votes
2,091,722	19,439	60,697	0

Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Second Articles of Amendment to Second Articles of Amendment and Restatement of Rodin Global Property Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: July 1, 2019	By:	/s/ KENNETH CARPENTER
	Name:	Kenneth Carpenter
	Title:	President